Exhibit 99.01

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Implementing the Strategy

New York City Investor Meetings
March 14, 2006	Xcel Energy Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
www.xcelenergy.com

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This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; costs and other effects of legal administrative proceedings, settlements, investigations and claims including litigation related to company-owned life insurance (COLI); actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2005.

For more information, contact:

R J Kolkmann	Managing Director, Investor Relations	612.215.4559

P A Johnson	Director, Investor Relations	612.215.4535

www.xcelenergy.com

Attractive Total Return with Low-Risk Strategy

•                  Current dividend yield ≈ 4.75%

•                  EPS growth rate objective 5 – 7% per year* 2005 – 2009

•                  Annual dividend growth objective 2 – 4% per year

* Excluding any impact from COLI

Strategy — Building the Core

Invest in rate base assets

AND

Increase our earned return on equity

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Implementing the Strategy

Investing in Rate Base Assets

Capital Expenditure Forecast

Dollars in millions

	2006	2007	2008	2009	Total

Base level	$1,046	$1,016	$920	$1,031

Minnesota MERP	336	228	180	44

Comanche 3	198	331	284	73

Total	$1,580	$1,575	$1,384	$1,148	$5,687

Anticipated annual growth in average rate base	4%	7%	5%	2%	4.5%

Implementing the Strategy

Increasing our Earned Return on Equity

•                  Pre-established recovery mechanisms
•                  MERP rider
•                  Comanche 3
•                  Transmission riders

•                  File rate cases

Metro Emission Reduction Project

Instituted $40 million MERP Rider in Minnesota jurisdiction January 2006

King	[GRAPHIC]
• 571 MW coal plant refurbishment
• In service May 2007

High Bridge	[GRAPHIC]
• 271 MW coal conversion to 575 MW gas
• In service May 2008

Riverside	[GRAPHIC]
• 386 MW coal conversion to 520 MW gas
• In service May 2009

Comanche Unit 3

•                  750 MW super-critical coal plant in Colorado

•                  18 months from application to beginning construction

•                  On schedule

•                  On budget

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Investing in Transmission

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Capital Expenditure Forecast

Dollars in millions

	2006	2007	2008	2009	2010	Total

NSPM*	$148	$103	$53	$59	$59	$422

PSCo	31	63	98	57	102	351

SPS*	18	40	38	27	27	150

NSPW	17	16	12	12	12	69

Total	$214	$222	$201	$155	$200	$992

*  Recovery of qualifying investments through a rider. Texas rulemaking to be initiated.

Implementing the Strategy
Increasing our Earned Return on Equity

Rate Cases with 2006 Impacts

Status

•	Colorado Gas	Completed

•	Wisconsin Electric and Gas	Completed

•	Minnesota Electric	Decision 2006 Q3

Colorado Gas Rate Case Highlights

Xcel Energy Request

•                  $34.5 million request

•                  11.0% return on equity

Commission Decision

•                  $22 million granted

•                  10.5% return on equity

Rates effective February 2006

Wisconsin Rate Cases Highlights

Xcel Energy Request

•                  $53.1 million electric

•                  $7.8 million gas

•                  11.9% ROE

•                  56.32% common equity

Commission Decision

•                  $43.4 million electric

•                  $3.9 million gas

•                  11.0% ROE

•                  54% common equity

Rates effective January 2006

Minnesota Electric Case Highlights

•                  Requested $168 million increase, based on forecast 2006 test year

•                  11% return on common equity

•                  $147 million interim rate increase January 2006

•                  Customer impact

•                  Base rate increase of 8%

•                  Interim rate increase of 6.9%

•                  Final decision expected third quarter 2006

Minnesota Electric Rate Case
Department of Commerce Recommendation

Dollars in millions

Increase requested		$168

ROE 10.54% vs. 11%	$ - 13
Post-Retirement Benefit Costs	- 2
Incentive Compensation	- 7
Sales to Flint Hills	- 20
Trading Margins	- 24
MISO Charges	- 4
Total	$ - 70	$98

Earnings Neutral
Decommissioning & Depreciation	- 14
Private Spent Fuel Storage	- 4
Storm Reserve	- 2
Total	$ - 20	$78

Minnesota Electric Rate Case
Other Intervenors

•                  Treatment of short-term wholesale

•                  Purchased capacity equity rider

•                  MISO cost

•                  Office of the Attorney General —  Minnesota income tax based on consolidated return

Minnesota Electric Rate Case Schedule

•                  Intervenor Testimony – March 2

•                  Rebuttle Testimony – March 30

•                  Surrebuttle Testimony – April 13

•                  Evidentiary Hearings – April 20 – 28

•                  Initial Briefs – May 24

•                  Reply Briefs – June 6

•                  ALJ Report – July 6

•                  MPUC Decision – September 5

Rate Cases with Expected 2007 Impacts

•                  Colorado Electric

•                  File in April 2006

•                  Texas Electric

•                  File May-June 2006

•                  Colorado Gas

•                  File late Spring 2006

•                  Minnesota Gas

•                  File late 2006

•                  North Dakota Electric

•                  File late 2006

•                  New Mexico Electric — Potential

•                  South Dakota Electric — Potential

Well-Positioned for Regulatory Success

•                  Prudent investment to meet customer requirements

•                  Environmental stewardship

•                  Constructive regulation

•                  Innovative regulatory recovery

Earnings Guidance Range

Dollars per share

2006

Regulated utility	$1.25 – $1.35
Holding company and other	(0.10)
COLI – Tax benefit	0.10

Continuing operations	$1.25 – $1.35

Financial Performance Objectives

•                  EPS growth rate 2005 – 2009
•                  Target 5 – 7% per year*

•                  Annual dividend increases of 2 – 4% per year

•                  Deliver an attractive total return with low risk

•                  Credit rating
•                  Senior unsecured debt BBB+ to A range

* Excluding any impact from COLI

Appendix

Northern States Power Company-Minnesota

Northern States Power Company-Wisconsin

Public Service Company of Colorado

Southwestern Public Service*

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Strong Regional Economy

Unemployment rate — December 2005
US	4.6%
Xcel service area	4.0%

Xcel annual sales growth — 2005-2009
Electric	1.8%
Gas	1.5%

* Sale pending on Kansas and Oklahoma properties

Xcel Energy 2005 Owned
Generating Facilities

Unit Type	Number	MW		Percent

Coal	36	8,138		52

Natural Gas	61	4,918		31

Nuclear	3	1,617		10

Hydro	83	508		3

Oil	24	492		3

RDF	6	96		1

Wind	—	25	*	—

Total		15,794

* Additionally, Xcel Energy purchases 928 MWs of wind power

Senior Debt Ratings

	Moody’s		S&P
	Secured	Unsecured	Secured	Unsecured

Holding Co.	—	Baa1	—	BBB-

NSPM	A2	A3	A-	BBB-

NSPW	A2	A3	A-	BBB

PSCo	A3	Baa1	A-	BBB-

SPS	—	Baa1	—	BBB

Outlook		Stable		Stable

COLI Litigation

The court’s opinion in the Dow case outlined three indicators of potential economic benefits to be examined in a COLI case.

•                  Positive pre-deduction cash flows

•                  Mortality gains

•                  The buildup of cash values

In Xcel Energy’s COLI case, the plans:

•                  Were projected to have sizeable pre-deduction cash flows, based upon the relevant assumptions when purchased

•                  Presented the opportunity for mortality gains that were not eliminated either retroactively or prospectively

•                  Had large cash value increases that were not encumbered by loans during the first seven years of the policies